CENTURION COUNSEL MARKET NEUTRAL FUND
                      Portfolio Review
                   as of December 31, 2001


       Fund Highlights                 Top Ten Holdings-Long Positions

              12/31/00     12/31/01    Blue Book International       2.9%
                                       Imclone Systems               2.3%
Net Assets:   $1,533,421  $2,005,532   Dow Jones Index, 12/02, 116 P 2.2%
                                       NASDAQ 100 calls              2.2%
NAV Per Share:                         American Express              1.8%
   Class A:       $4.03     $4.34      Stamps.com                    1.8%
   Class B:       $3.96     $4.33      Johnson & Johnson             1.7%
   Class C:       $3.96     $4.34      Beta Oil & Gas-Preferred      1.6%
   Class D:       $4.10     $4.51      Intel                         1.6%
                                       Octel Corp                    1.5%
Shares
Outstanding:     382,606    455,210    Top Holdings - Short Positions

         Top Ten Sectors               Websence                      6.0%
                                       Invision Technologies         4.8%
Technology                 12.4%Short  Ariba                         3.7%
Health                      9.8%       Freemarkets                   2.9%
Consumer Products           5.6%Short  Delia's Inc.                  2.9%
Industrial Services         4.3%       Marsh & McLennan              2.4%
Indexes                     4.3%       Laboratory Corp               2.3%
Consumer Products           3.4%       Best Buy                      2.1%
Industrial Products         1.9%       Kohls                         1.8%
Retail                      1.8%Short  Critical Path                 1.7%
Natural Resources           1.5%
US Government Agency Bonds  0.5%


                            TOTAL RETURN
                      Through December 31, 2001
                (Since new management and investment
                 objectives - Janaury 1995)

                Six      Last    Since    Date of
              Months    Twelve  Change or   First
                        Months  First Sale  Sale

Class A: (1)   7.79%     9.93%     5.19%    01/07/97
Class B:       7.18%     9.09%     3.73%    01/07/97
Class C:       7.43%     9.60%     3.65%    12/31/94
Class D:       7.64%    10.00%     5.67%    12/06/96

(1)  Does not include commission load of 4.75% when purchased


TOTAL RETURN
Through December 31, 2001
(Since inception - January 1982)


                Six    Last
              Months  Twelve Five  Ten   Since
                      Months Years Years Inception
                              (1)   (1)
Class A: (1)   7.79%   9.93%   *     *      5.19%
Class B:       7.18%   9.10%   *     *      3.73%
Class C:       7.43%   9.60%  4.36% -1.72%  4.82%
Class D:       7.64%  10.00%  5.14%  *      5.67%


* Shares of this Class not available for the total period
(1) Does not include commission loan of 4.75% when purchased

Past performance is not a guarantee of future results.
Total return assumes reinvestment of dividends and capital distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.


             CENTURION COUNSEL MARKET NEUTRAL FUND
            365 S. Rancho Santa Fe Road, 3rd Floor
                    San Marcos, CA 92069


                       FUND PERFORMANCE

DEAR SHAREHOLDER:

The six months period ended December 31, 2001 was a seesaw in the financial markets with the third quarter being down and the fourth quarter being up. The Centurion Counsel
Market Neutral Fund performad as designed, taking advantage of over correcting movements and over zealous valuations on short side of the market. During the six months period and the year ended December 31, 2001 your fund's total return on the Class C shares was 7.4% and 9.6%, respectively. The average total return for the two years ended December 31, 2001 on the Class C shares was 25.8%. During these volatile periods the short sales, particularly in the technology sector, have provided the largest portion of the total return.

The past two years have been a painful reminder for investors that there is risk in stocks and that the market does go down.
Gone are the days of "irrational exuberance" and the bull market, in are the days of the bear market and two year annualized returns of -11.59% for the S&P 500 and -30.73% for the NASDAQ Composite. With that being said, the fourth quarter bore witness, once again, to the resiliency of the stock market to shake-off another crisis. The fourth quarter of 2001 produced one of the best quarters for the market in recent memory, but it was not enough to erase the combined effects of the two-year-old bear market and September 11th. The gains in the fourth quarter came in spite of renewed budget deficits (the war on terror), the largest bankruptcy in history (Enron) and the default of Argentina on $132 billion of debt.
We believe that several factors, some obvious and some not, contributed to the recent market gains. Investors looked to a resumption of profit growth as the interest rate cuts, tax cuts and falling energy prices provided boosts to the market, but equally important but less noticed was the massive increase in money supply starting in September.

In spite of the easing of short-term interest rates, long-term rates climbed after initially easing during the fourth quarter. We believe that the increase will be short lived but feel the reasons for the increase are important to discuss. First, an expectation of an ecomonic recovery, and second, the fear that the war would be financed by increased government debt. This last concern goes back to the Vietnam War and Johnson's policy of "Guns and Butter" which caused an inflation cycle lasting nearly twenty years. The traditional method of financing war was either to print money, as Johnson did, or to raise taxes as was done in World War I and II. Since raising taxes, at least for the near future, is out of the question, the bond market assumed that the Bush adminsitration would adopt the "Johnson" model and long-term rates backed up.

We believe that rates soon will resume their downward trend reaching the 4% level for both 10 and 30-year bonds in 2002. The rates will drop for several reasons: 1) The continued weakness in commodity prices such as energy; 2) Household debt is near all-time highs as a percent of net worth (the average household is slightly poorer this year due to the combination of a falling market and falling house prices), and consumers will tighten their belts and reduce demand for debt while increasing savings; 3) Most importantly, American productivity will continue to lead the way. In the 90's productivity increased mainly in the technology and related fields (computers and software). While this will continue, we believe the biggest gains will come in the medical and military technology areas.

Much as the "space race" in the 60's and 70's provided many civilian benefits such as "Tang" and "Velcro", the money going into increased research in these fields will provide lasting benefits. Some of the these will be realized almost immediately. We think that the Bush administration will find a third path to finance the war effort, one that will rely on targeted incentives to favored industries which will not only increase productivity but will supply the necessary materials and innovation for the war effort. High tech is the name of the game in today's war.

We believe that the coming year will be the third straight "down-year" for the popular averages such as the S&P 500, but the decline will be modest. The first half of the year will likely by down, with a rally in the second half as the Fed's actions of last year take hold. This will likely set the stage for a resumption of the bull market in 2003. Unlike the prior two years when over 80% of the mutual funds lost money, a number of market sectors will be strong in 2002. These sector include Small Cap Value, and Industrial Cyclical companies such as Alcoa
(AA). Dividends will once again be in fashion, as investors agains look to equities for both growth and income. These sector rotations will lead the Dow Jones Industrial Average being the leader and most likely allowing it to finish the year with a modest gain.

We continue to believe that portfolios that are part of an asset allocation plan have done much better during the past year and will be better positioned during the next year. We believe that market-neutral investing should be part of an overall asset allocation plan because it can increase your risk-adjusted returns in both up and down markets. We believe your fund will be a major contributor in your overall allocation plan during the next year.

We sincerely appreciate the confidence you have placed in us.

Sincerely,


Jack K. Heilbron
Chief Investment Officer




      CENTURION COUNSEL MARKET NEUTRAL
  STATEMENT OF ASSETS AND LIABILITIES
               December 31, 2001


ASSETS

Investment in Securities, at value             $   889,196
(identified cost $1,045,291)

Cash and Deposits                                  439,048
Receivables:
 Dividends                                           1,266
 Interest                                              635
 Investment securities sold                         93,585
 Capital shares sold                                12,800
 Margin Deposit for Securities Sold Short        1,463,261
                                                __________
   TOTAL ASSETS                                  2,909,791

LIABILITIES

Covered Call Options Written, at fair value,
(premiums received $22,532)                         20,640
Securities Sold Short, at market value,
(sales proceeds received $620,248)                 757,986
Payables:
 Accounts payable                                   12,277
 Investment securities purchased                   102,976
 Fund shares redeemed                               10,380
                                                __________

   TOTAL LIABILITIES                            $  904,259


NET ASSETS                                      $2,005,532
                                                ==========

Class A:
Net asset value and offering price per share
($11,303 divided by 2,544 shares outstanding)       $ 4.43
Class B:
Net asset value and offering price per share
($204,707 divided by 47,335 shares outstanding)     $ 4.32
Class C:
Net asset value and offering price per share
($1,013,260 divided by 233,208 shares outstanding)  $ 4.34
Class D:
Net asset value and offering price per share
($776,262 divided by 172,113 shares outstanding)    $ 4.51


The accompanying notes are an integral part of the financial statements




            CENTURION COUNSEL MARKET NEUTRAL FUND
               SCHEDULE OF INVESTMENT SECURITIES
                        December 31, 2001


Shares                                      % of               Value
Principal                                     Net             (Note 1)
Amount          Description        Notes    Assets    Security   Sector

                    COMMON STOCK              35.15%


       CONSUMER PRODUCTS                       0.5%
400    DELTA PINE & LAND                             $   9,052
1,000  TLC BEATRICE (TLC)            (b)                   -
                                                                    9,052

       CONSUMER SERVICES                       3.5%
200    AT&T CANADA                   (b)                 6,038
49     FORDING                                             876
1,000  NEXTELL                       (b)                10,960
400	 SBC COMMUNICATIONS                               15,668
10,000 STAMPS.COM                    (b)                35,800
                                                                   69,342

       FINANCIAL SERVICES                      1.8%
1,000  AMERICAN EXPRESS              (a)                 35,690
                                                                   35,690

       HEALTH                                  7.4%
300    AMGEN                         (b)              $  16,932
300    BAXTER INTERNATIONAL                              16,089
200    BIOVAIL CORP                  (b)                 11,250
4000   EQUIDYNE                      (b)                  3,800
300    EXPRESS SCRIPTS               (b)                 14,028
300    GENZYNE                       (b)                 17,958
150    GUIDANT                       (b)                  7,470
1,000  IMCLONE SYSTEMS               (a)                 46,460
700    KV PHARMACEUTICALS B          (b)                 22,722
1,000  MEDICAL ACTION                (b)                 15,500
250    MEDTRONIC                                         12,802
800    NOVARTIS                                          29,200
300    TARO PHARMACEUTICAL           (b)                 11,985
                                                                  226,196

       INDUSTRIAL PRODUCTS                      3.3%
200    CUMMINS ENGINE                                 $   7,708
1,900  MILLENNIUM CELL               (b)                  9,918
2,140  OCTEL                         (b)                 38,520
400    SHAW                          (b)                  9,000

                                                                   65,546
       INDUSTRIAL SERVICES                      4.4%
12,200 BLUEBOOK INTERNATIONAL        (b)              $  57,950
1,200  TITAN                         (b)                 29,940
                                                                   87,890


       NATURAL RESOURCES                        0.5%
3,000  ABRAXAS PETROLEUM             (b)              $   3,960
205    PAN AMERICAN SILVER           (b)                  5,330
                                                                    9,290


       TECHNOLOGY                               9.9%
3,000  3COM CORP                   (a)                $  19,140
400    ANSOFT                      (b)                    5,840
22,000 ASIA WEB HOLDINGS           (b)                    2,860
1,000  CISCO                       (a)                   18,110
800    CITRIX SYSTEMS              (b)                   18,128
9,000  EXODUS COMMUNICATION        (b)                      351
1,000  INTEL                                             31,450
450    JACK HENRY & ASSOCIATES                            9,828
2,000  KEYNOTE SYSTEMS             (b)                   18,700
900    PEREGRINE SYSTEMS           (b)                   13,347
680    SANDISK                     (b)                    9,792
1,000  SIEBEL SYSTEMS              (a)                   27,980
1,000  SUN MICRO SYSTEMS           (a)                   12,300
800    TRIQUENT SEMICONDUCTOR      (b)                    9,808
                                                                  197,634

       TRANSPORTATION                            0.1%
150    CANADIAN PACIFIC                                   2,925
                                                                    2,925
                                                                 ________

       TOTAL COMMON STOCKS (COST $762,682)                        703,565

       PREFERRED STOCK                           1.6%

       ENERGY
5,000  BETA OIL & GAS                                   31,250

       TOTAL PREFERRED STOCK (C0ST $34,344)                        31,250



       OPTIONS AND WARRANTS                      7.7%


       FINANCIAL SERVICES                        0.1%
1,000  AMERICAN EXPRESS JAN 03/25 Puts                $    1,150
                                                                    1,150

       HEALTH                                    2.3%
400    ELI LILLY/JAN 02/60 Calls                      $    7,420
1,000  IMCLONE SYSTEMS/JAN 03/35 Puts                      6,000
1,000  JOHNSON & JOHNSON/JAN 02/85 Calls                  33,100

                                                                   46,520

       INDEXES                                   4.4%
2,500   DOW JONES INDX/DEC 02/116 Puts                $   46,125
2,000   NASDAQ 100/JAN 02/60 Calls                           100
2,500   NASDAQ 100/JAN 04/25 Calls       (a)              44,250
                                                                   87,850

       NATURAL RESOURCES                          0.2%
1,250  BETA OIL & GAS WARRANTS A                      $    2,016
1,250  BETA OIL & GAS WARRANTS b                           2,015
                                                                    4,031

       TECHNOLOGY                                 0.7%
1,000  CISCO/JAN 02/10 Puts                           $      50
400    CISCO/JAN 02/50 Calls                                 20
1,000  INTEL/JAN 03/35 Puts                               7,300
1,000  SIEBEL/JAN 03/40 Puts                              4,000
1,000  SUN MICRO SYSTEMS/JAN 02/15 Puts                   2,750
                                                                   14,120
                                                                 ________
       TOTAL OPTIONS AND WARRANTS (COST $238,113)                 153,671

       FIXED INCOME                               0.5%

       MORTGAGE-BACKED SECURITIES                 0.5%
2     FNMA, 6.50%, due 25 Dec 2023                   $   2,083
8     FNMA, 6.75%, due 25 Jun 2021                       8,627

      TOTAL FIXED INCOME (C0ST $10,152)                          10,710



       TOTAL INVESTMENT IN SECURITIES              44.8%     $  899,196

       COVERED CALL OPTION SECURITIES              -1.0%        (20,640)

       SECURITIES SOLD SHORT                      -37.8%       (757,986)

         NET INVESTMENT IN SECURITIES               6.0%        120,570

       CASH                                        21.9%        439,048

       DEPOSIT WITH BROKERS ON SECURITIES SOLD
       SHORT                                       73.0%      1,463,261

       OTHER ASSETS LESS OTHER LIABILITES          -0.9%        (17,347)

              NET ASSETS                          100.0%     $2,005,532


(a)  Call options have been written against this position.
(b)  Non-income producing securities.
(c) Total unrealized depreciation on investments consists of gross unrealized gains of $100,440 and gross unrealized losses of $382,381.





            CENTURION COUNSEL MARKET NEUTRAL FUND
                    COVERED OPTIONS WRITTEN
                        December 31, 2001


Shares                                      % of          Fair Value
Subject                                      Net           (Note 1)
to Call       Description        Notes    Assets    Security   Sector

        FINANCIAL SERVICES                -0.1%
(1,000) AMERICAN EXPRESS/JAN 03/45 Calls             $  (2,200)
                                                                 (2,200)

        HEALTH                            -0.4%
(1,000) IMCLONE SYSTEMS/JAN 03/65 Calls              $  (6,400)
(400)   LABORATORY CORP/JAN 02/89 Puts                    (860)
                                                                 (7,260)

         INDEXES                           -0.1%
(1,000)  NASDAQ/JAN 02/39 Calls                          (1,500)
                                                                 (1,500)

         TECHNOLOGY                        -0.5%
(3,000)  3COM/JAN 02/5 Calls                         $   (4,200)
(1,000)  CISCO/JAN 02/50 Calls                              (50)
(400)    INVISION/JAN 02/20 Puts                           (180)
(1,000)  SEIBEL SYSTEMS/JAN 03/40 Calls                  (5,200)
(1,000)  SUN MICRO SYSTEMS/JAN 02/30 Calls                  (50)
                                                                 (9,680)

         TOTAL                             -1.0%              $ (20,640)




            CENTURION COUNSEL MARKET NEUTRAL FUND
                      SECURITIES SOLD SHORT
                        December 31, 2001


Shares                                      % of               Value
Principal                                     Net             (Note 1)
Amount          Description        Notes    Assets    Security   Sector

         CONSUMER PRODUCTS                  -6.1%
(800)    AMAZON/JAN 02/12.5 Calls                     $    (400)
(560)    BEST BUY                                       (41,709)
(400)    NIKE                                           (22,496)
(9,270)  DELIA'S INC.                                   (57,474)
                                                                    (122,079)

         FINANCIAL SERVICES                  -2.4%
(440)    MARSH & MCLENNAN                             $ (47,278)
                                                                     (47,278)

         INDUSTRIAL PRODUCTS                 -1.4%
(3,400)  PROTON ENERGY                                $ (28,050)
                                                                     (28,050)

         HEALTH                              -3.4%
(1,800)  LIFECORE BIO                                 $ (20,052)
(560)    LABORATORY CORP                                (45,276)
(460)    ATS MEDICAL                                     (2,438)
                                                                     (67,766)

         NATURAL RESOURCE                    -0.1%
(600)    BETA OIL & GAS                                  (2,922)
                                                                      (2,922)

         RETAIL                              -1.8%
(520)    KOHLS                                          (36,629)
                                                                     (36,629)

         TECHNOLOGY                         -22.6%
(400)    ADVENT SOFTWARE                              $  (19,980)
(12,090) ARIBA                                           (74,474)
(600)    AUDIOCODES                                       (3,390)
(12,600) CRITICAL PATH                                   (34,524)
(2,400)  FREEMARKERS                                     (57,528)
(1,200)  INKTOMI                                          (8,052)
(3,200)  INVISION THECNOLOGIES                           (95,328)
(2,800)  NOVELL                                          (12,852)
(1,240)  VISIONICS                                       (17,893)
(3,760)  WEBSENSE                                       (120,583)
(6,660)  ZITEL                                            (8,658)
                                                                     (453,262)

         TOTAL                              -37.8%                  $(757,986)







            CENTURION COUNSEL MARKET NEUTRAL FUND

                     STATEMENT OF OPERATIONS
                  For the Year Ended December 31, 2001


INVESTMENT INCOME

Dividends                                        $   3,866
Interest                                            47,175

   Total investment income                       $  51,041


EXPENSES

Investment advisory fees              $  17,310
Distribution expenses                    10,779
Registration and filing fees              3,797
Fund accounting fees                     25,640
Custodian fees and expenses              11,464
Audit fees and expenses                   6,001
Directors' fees and expenses              6,463
Transfer agent fees                       1,095
Insurance                                 1,991
Other expenses                            2,901

  Total Expenses                                  87,441

Fees and Expenses Absorbed by
Investment Advisor                               (17,310)

  Net Expenses                                    70,131

  Net investment income (loss)                   (19,090)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES

Net realized gain from investments               141,549
Change in unrealized depreciation on
investments for the year                          29,787

Net realized and unrealized gain from
investments                                      171,336

Net Increase in net assets resulting
from operations                                 $152,246


The accompanying notes are an integral part of the financial statements






            CENTURION COUNSEL MARKET NEUTRAL FUND
             STATEMETNS OF CHANGES IN NET ASSETS
        FOR THE YEAR ENDED DECEMBER 31, 2001 AND 2001




                                          2001              2000



INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

Net investment income (loss)             $  (19,090)  $       (271)
Net realized gain (loss) on investments     141,549        424,943
Net change in unrealized depreciation on
investments                                  29,787         47,042
                                         __________    ___________

  Net increase (decrease) in net assets
  resulting from operations                 152,246        471,714


CAPITAL SHARE TRANSACTION: (NOTE 5)
Increase from capital shares sold           644,371        134,448
Decrease from capital shares redeemed      (324,506)      (691,357)
                                         ___________    ___________
Net decrease from capital
share transactions                          319,865       (556,909)
                                         ___________    ___________

Total decrease in net assets                472,111        (85,195)

NET ASSETS
Beginning of year                         1,533,421      1,618,616

End of year (includes no undistributed
investment income)                        $2,005,532    $1,533,421
                                          ==========    ==========






NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund commenced operations in January 1982. At the shareholder meeting on December 20, 1994, the shareholders voted to change the name of the fund to Centurion T.A.A. Fund, Inc. ("Fund") from Excel Value Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to achieve long-term investment return, including both capital appreciation and current income, consistent with reasonable risk.

At the shareholder meeting on August 6, 1996, the shareholders approved the Fund to offer Class A, Class B, Class C and Class D shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differ in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

At the shareholder meeting on January 15, 1999, the shareholders voted to change the name of the fund to Centurion Counsel Funds, Inc.
from Centurion T.A.A. Fund, Inc. Also, shareholders approved to reclassify each of the Fund's outstanding Class A shares, Class B shares, Class C shares, and Class D shares as the series entitled Centurion Market Neutral Fund Class A shares, Class B shares, Class C shares, and Class D shares, respectively.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution, shareholder service and transfer agent expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expense (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Portfolio Valuation:
The Fund calculates its net asset value and completes orders to purchase, exchange or repurchase its shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Investments in securities traded on major exchanges are valued at the last reported sales price on the day of valuation on that exchange where such securities are primarily traded; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated as the last quoted bid price, except for short positions and call options written, for which that last quoted asked price is used. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund's Board of Directors. Debt securities are valued in accordance with the procedures above. Short-term securities are stated at amortized cost (which approximates fair value) if maturity is 60 days or less, or at fair value if maturity is greater than 60 days.

Option Writing:
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales:
The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Security Transactions and Related Investment Income:
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income.

Estimates:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes:
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal
Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund currently has a capital loss carryforwards totaling $330,308, which begin to expire in 2004.

Distributions to Shareholders:
Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

Restricted Securities:
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Cash Deposits:
At December 31, 2001, the Fund had cash on deposit at one financial institution of $439,048. Thus, all cash amounts over the maximum Federal Deposit Insurance Corporation coverage are not insured. From time to time, the Fund evaluates the credit worthiness of the financial institution and considers alternatives.


NOTE 2. NET ASSETS

At December 31, 2001, net assets consisted of:

Net proceeds from capital stock	                       $ 3,133,231
Unrealized depreciation of securities	                    (283,833)
Unrealized depreciation of covered call options written          1,892
Excess distributions over accumulated net income	        (384,193)
Undistributed net realized loss from security transactions	  (461,565)

                                                           $ 2,005,532

NOTE 3. OPTIONS WRITTEN

As of December 31, 2001, portfolio securities valued at $210,700 were held by the custodian in connection with covered call options written by the Fund. Transactions in options written during the year ended
December 31, 2001 were as follows:

                                           Number of       Premiums
                                           Contracts       Received

Options outstanding at December 31, 2000        168      $   39,040
Options written                               1,317         294,628
Options terminated in closing purchases        (423)       (145,391)
Options expired                                (964)       (165,745)

Options outstanding at December 31, 2001         98      $   22,532

NOTE 4. PAYMENTS TO RELATED PARTIES

Centurion Counsel, Inc. ("Centurion") is the Fund's investment manager. The Fund pays investment management fees to Centurion at the annualized rate of 1.00% on the first $200 million of average daily net assets of the Fund, 0.85% on the next $200 million, 0.80% on the next
$200 million, 0.75% on the next $200 million, 0.60% on the next $200
million and 0.50% on amounts over $1 billion.   These fees are computed
daily and paid quarterly and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed 3.625% based on the average total net asset value of the Fund. During the year ended December 31, 2001 Centurion earned investment management fees of $17,310 and it waived $17,310 of the advisory fee.

Centurion Institutional Services, Inc. ("CISI"), an affiliate of
Centurion, serves as the Fund's distributor. The Fund offers Class A, Class B, Class C and Class D shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. CISI collects the sales charges imposed on the sale of Class A shares, and re-allows a portion of such charges to dealers who sold the shares. During the year ended December 31, 2001, no shares of Class A shares were sold. CISI also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.


Class B shares are not subject to initial sales charges.  When Class
B shares are sold, CISI from its own resources pays commissions to dealers who sell these shares. Certain redemptions of Class B shares made within six years of purchase are subject to contingent deferred sales charges ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 2001, 47,192 Class
B shares were sold and there were no redemptions of Class B shares, accordingly, CISI did not collect any CDSC charges. In addition, CISI makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Class D shares are not subject to initial sales charges, CDSC, service fees or distribution fees. These shares are only available to Advisor professionals and eligible employees of the Fund, Centurion and its affiliates or service organizations.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate plans of distribution with respect to the Fund's Class A shares ("Class A Plan"), Class B shares ("Class B Plan"), and Class C shares ("Class C Plan"), pursuant to which the Fund reimburses CISI for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts. During the year ended December 31, 2001, CISI received servicing and distribution fees from the Fund of $27.

Pursuant to the Fund's Class B Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended December 31, 2001, CISI received servicing and distribution fees from the Fund of $765.

Pursuant to the Fund's Class C Plan, the Fund may pay CISI a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in servicing and maintaining shareholder accounts, and may pay CISI a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class C shares for CISI's expenditures incurred in providing services as distributor. Expenses incurred under the Class C Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect. During the year ended December 31, 2001, CISI received servicing and distribution fees from the Fund of $9,987.

CISI also executes some of the Fund's portfolio transactions.
During the year ended December 31, 2001, CISI received commissions of $69,916 from the Fund for this service.


Centurion Group, Inc. ("CGI"), an affiliate of Centurion and CISI, is the administrator and transfer agent of the Fund. CGI is paid an account maintenance fee of $0.75 per account per month, a customer statement fee of $50 per 1,000 statements and other miscellaneous charges and expenses. During the year ended December 31, 2001, CGI received transfer agent fees of $1,095.

CGI is also the accounting agent for the Fund. The monthly fee for these services paid to CGI is 0.15% of the Fund's average daily net assets with a minimum fee of $18,000 per year. During the year ended
December 3, 2001, CGI received accounting fees of $18,000 from the Fund.

The Fund pays each of its Directors who is not an employee, officer or director of Centurion or any affiliate a $200 annual retainer and $400 for each meeting of the Board or any committee thereof attended by the Director. In addition the Fund pays each Director's expenses to attend the meetings.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) were $2,254,046 and $2,052,942, respectively. Net gain on investments for the year ended December 31, 2001 was $171,336.
That amount represents the net increase in value of investments held during the year. The components are as follows:

              		   Realized   	   Unrealized           Net
	Long Position	$   (164,644)     $   168,921     $     4,277
	Covered Calls
        Written               30,358          (14,535)         15,823
	Short Position         275,835         (124,599)        151,236
		            $    141,549      $    29,787     $   171,336

As of December 31, 2001, the unrealized depreciation on investments consists of gross unrealized gains of $100,440 and gross unrealized losses of $382,381.




NOTE 6. CAPITAL SHARE TRANSACTIONS

As of December 31, 2001, there were 100,000,000 shares of the Company's common stock authorized, at $0.01 par value. Transactions in capital stock of the Fund for the year ended December 31, 2001 and year ended December 31, 1999 were as follows:

	                        2001                         2000
                       Shares          Amount        Shares         Amount
Class A shares:
  Shares sold	         -             $   -	       -            $   -
  Shares issued in
  reinvestment of
  dividends              -                 -           -                -
                         -                 -           -                -
Shares redeemed          -                 -           -                -

   Net increase          -             $   -           -            $   -

Class B shares:
Shares sold          47,192       $   205,845          -            $   -
Shares issued in
   reinvestment
   of dividends          -                 -           -                -
                         -                 -           -                -
Shares redeemed          -                 -           -                -

   Net increase	   47,192       $   205,875           -            $   -

Class C shares:
  Shares sold        36,109       $   159,654           -          $     -
Shares issued in
   reinvestment
   of dividends	        -                   -         -                -
Shares redeemed     (54,112)         (235,313)	    (189,124)        (594,698)

  Net decrease      (18,003)      $   (75,659)      (189,124)     $  (594,698)

Class D shares:
Shares sold          63,046       $    278,872        35,411      $    134,448
Shares issued in
   reinvestment
   of dividends	         -                -              0                 0
Shares redeemed	  (19,590)           (89,193)       (26,176)         (96,659)

   Net decrease      43,456    $       189,679          9,235       $   37,789


NOTE 7. PER SHARE INFORMATION

Selected data for each share of capital stock outstanding throughout the period is as follows:

                                          Class A
                                          Shares

Per Share Operating Performance:       2001    2000   1999     1998  1997(c)
"Net asset value, beginning of period" $4.03   $2.92   $3.04    $3.35  $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.05)     -      -       0.02    -
Net gains  (losses) on investments
(both realized and unrealized)(d)       0.45    1.11   -0.12    -0.33  -0.30

Total From Investment Operation         0.40    1.11   -0.12    -0.31  -0.30

DISTRIBUTIONS TO SHAREHOLDERS		     -       -      -         -     -


Net asset value, end of period         $4.43   $4.03   $2.94    $3.04   $3.35

TOTAL RETURN (e)                        9.93%  38.01% -3.95%   -9.25%  -8.47%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $ 11    $ 10      $  7    $   8   $  8
Ratios to net assets
Expenses, before waiver of fees         5.06%  4.61%   4.05%    3.47%    2.38%
Expenses, after waiver of fees          3.68%  3.32%   2.87%    3.47%    2.15%
Net investment income                  -4.78% -0.02%  -3.45%    0.67%    0.64%
Portfolio Turnover Rate	              823.17%532.12% 447.63%  522.88%  234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)    3      3      3        3          3




                                      Class B
                                      Shares

Per Share Operating Performance:	 2001   2000    1999    1998     1997(c)

"Net asset value, beginning of period" $3.96  $2.86   $3.00  $3.33  $3.65

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)             (0.05)   -     -0.02  -0.01       -
Net gains  (losses) on investments
(both realized and unrealized)(d)       0.41   1.10  -0.12  -0.32   -0.32

Total From Investment Operation         0.36   1.10  -0.14  -0.33   -0.32

DISTRIBUTIONS TO SHAREHOLDERS	           -       -      -     -       -

Net asset value, end of period          $4.32  $3.96  $2.86   $3.00  $3.33

TOTAL RETURN (e)                         9.09% 38.46%-4.67%  -9.91% -4.39%
RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                          $205   $  1  $  -     $   1   $  1
Ratios to net assets
Expenses, before waiver of fees          5.81%  5.34% 4.72%    4.14%    2.84%
Expenses, after waiver of fees           4.44%  4.05% 3.54%    4.14%    2.60%
Net investment income                   -5.54% -0.02%-4.12%    0.04%    0.19%
Portfolio Turnover Rate	               823.17%532.12%447.63%  522.88% 234.67%
Number of Shares Outstanding
	at End of Period (000 Omitted)     47       -       -        -       -


                                         Class C Shares (a)


Per Share Operating Performance:	      2001     2000     1999   1998

"Net asset value, beginning of period"	$3.96   $2.86     $2.99  $3.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                (0.05)     -      -0.02  -0.01
Net gains  (losses) on investments
(both realized and unrealized) (d)	       0.43    1.10     -0.11  -0.33

Total From Investment Operation            0.38    1.10     -0.13  -0.34

DISTRIBUTIONS TO SHAREHOLDERS	               -      -         -     -

Net asset value, end of period            $4.34   $3.96     $2.86   $2.99

TOTAL RETURN (e)                           9.26%  38.46%    -4.35% -10.21%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                           $ 1,013 $ 995     $1,259  $4,166
Ratios to net assets
Expenses, before waiver of fees            5.81%  5.35%     4.80%   3.34%
Expenses, after waiver of fees             4.43%  4.07%     3.62%   3.34%
Net investment income                     -5.53% -0.02%     4.20%  33.00%
Portfolio Turnover Rate	                 823.17% 532.12%   447.63% 522.88%
Number of Shares Outstanding
At End of Period (000 Omitted)             233     251      440    1,392


                                       Class C Shares (a)


Per Share Operating Performance:	      1997      1996

"Net asset value, beginning of period"	$3.51     $3.34

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                -0.01     -0.03
Net gains  (losses) on investments
(both realized and unrealized) (d)	      -0.17      0.20

Total From Investment Operation           -0.18      0.17

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income        -         -
Distributions from capital gains            -         -

Total Distributions                         -         -
"Net asset value, end of period           $3.33    $3.51

TOTAL RETURN (e)                          -5.13%    5.16%

RATIOS AND SUPPLEMENTAL DATA
"Net Assets, End of Period
($000 Omitted)                           $7,288   $7,855
Ratios to net assets
Expenses, before waiver of fees            3.14%   3.54%
Expenses, after waiver of fees             2.91%   3.54%
Net investment income                     -0.11%  -0.43%
Portfolio Turnover Rate	                 234.67% 129.20%
Number of Shares Outstanding
At End of Period (000 Omitted)            2,191   2,241



                                                Class D
                                                Shares

Per Share Operating Performance:         2001     2000      1999    1998

Net asset value, beginning of period      $4.10   $2.95    $3.05   $3.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                (0.05)   -       0.01    0.02
Net gains  (losses) on investments
(both realized and unrealized) (d)         0.46   1.15    -0.11   -0.33

Total From Investment Operation            0.41   1.15    -0.10   -0.31

DISTRIBUTIONS TO SHAREHOLDERS	               -     -        -       -

Net asset value, end of period            $4.51   $4.10    $2.95   $3.05

TOTAL RETURN (e)                          10.00% 138.98%   -3.28   -9.23%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $776  $  527    $352    $760
Ratios to net assets
Expenses, before waiver of fees            4.81%  4.35%   3.80%  2.96%
Expenses, after waiver of fees             3.43%  3.07%   2.62%  2.96%
Net investment income                     -4.53% -0.02%  -3.20%  0.85%
Portfolio Turnover Rate	                 823.17% 532.20% 447.63% 522.38%
Number of Shares Outstanding
at End of Period (000 Omitted)            172      129     119    249


                                               Class D
                                                Shares

Per Share Operating Performance:           1997    1996 (b)

Net asset value, beginning of period       $ 3.51  $ 3.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income  (d)                   0.01       -
Net gains  (losses) on investments
(both realized and unrealized) (d)          -0.16    0.05

Total From Investment Operation             -0.15    0.05

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income         -        -
Distributions from capital gains             -        -

Total Distributions                          -        -

Net asset value, end of period             $ 3.36  $ 3.51

TOTAL RETURN (e)                            -4.27%  5.16%

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period  ($000 Omitted) $  972  $ 1,839
Ratios to net assets
Expenses, before waiver of fees            2.20%   2.13%
Expenses, after waiver of fees             1.97%   2.13%
Net investment income                      0.82%   0.00%
Portfolio Turnover Rate	                 234.67% 129.20%
Number of Shares Outstanding
at End of Period (000 Omitted)            290      524


(a)   For the period January 7, 1997 (first sale date) to
December 31, 1997.
(b) Allocated between Net Investment Income and Net Gains or (Losses) on Securities based on monthly weighted average shares outstanding.
(c) Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front end sales charge or contingent deferred sales charge.